UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

345 California Street, Suite 1600

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer Forward Funds 345 California Street, Suite 1600 San Francisco, CA 94104 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Schedule of Investments.

The Schedule of Investment of the following series of the registrant are included herewith: Salient Global Real Estate Fund, Salient International Small Cap Fund, Salient Select Income Fund, Salient Tactical Growth Fund and Salient Tactical Muni & Credit Fund.

Schedule of Investments (See Note 1) (Unaudited)

Salient Global Real Estate Fund

September 30, 2018

		Value
	Shares	(See Note 1)

Common Stocks: 95.37%

Australia: 1.72%
Garda Diversified Property Fund	416,738	$367,512
Scentre Group	154,000	441,936
		809,448

Canada: 2.09%
Granite Real Estate Investment Trust	11,300	485,279
Summit Industrial Income REIT	71,400	496,398
		981,677

France: 6.07%
Gecina SA	2,800	467,485
Unibail-Rodamco-Westfield(a)	11,800	2,380,855
		2,848,340

Germany: 4.02%
ADO Properties SA(b)	16,000	958,563
Vonovia SE	19,000	928,283
		1,886,846

Hong Kong: 6.84%
Henderson Land Development Co., Ltd.	116,026	583,216
Hongkong Land Holdings, Ltd.	62,000	410,440
Link REIT	68,500	674,207
Sun Hung Kai Properties, Ltd.	65,500	953,841
Swire Properties, Ltd.	155,400	588,580
		3,210,284

Italy: 0.90%
COIMA RES SpA(b)	45,800	424,345

Japan: 10.72%
Mitsubishi Estate Co., Ltd.	71,000	1,207,288
Mitsui Fudosan Co., Ltd.	55,000	1,301,663
Sumitomo Realty & Development Co., Ltd.	35,000	1,256,821
Tokyo Tatemono Co., Ltd.	103,700	1,264,990
		5,030,762

Netherlands: 2.01%
InterXion Holding NV(a)	14,000	942,200

Singapore: 2.06%
CapitaLand, Ltd.	393,000	968,809

Spain: 3.50%
Inmobiliaria Colonial SA	43,800	455,143
Lar Espana Real Estate Socimi SA	24,300	247,433
Merlin Properties Socimi SA	69,400	941,541
		1,644,117

Sweden: 1.49%
Fabege AB	30,400	421,209
Hufvudstaden AB, Class A	18,300	278,390
		699,599

United Kingdom: 11.42%
Belmond, Ltd., Class A(a)	30,000	547,500
Capital & Counties Properties Plc	290,000	1,006,578
Derwent London Plc	25,000	930,954
Grainger Plc	123,000	480,955
Great Portland Estates Plc	106,000	924,432
Helical Plc	225,000	970,708
Segro Plc	60,000	498,786
		5,359,913

United States: 42.53%
Acadia Realty Trust	33,300	933,399
Alexandria Real Estate Equities, Inc.	7,400	930,846
American Assets Trust, Inc.	24,600	917,334
Apple Hospitality REIT, Inc.	35,000	612,150
Chatham Lodging Trust	45,100	942,139
Colony Capital, Inc.	77,600	472,584
DDR Corp.	56,700	759,213
Digital Realty Trust, Inc.	7,800	877,344
Equinix, Inc.	2,300	995,647
Equity Residential	14,300	947,518
Farmland Partners, Inc.	93,600	627,120
Federal Realty Investment Trust	7,400	935,878
Howard Hughes Corp.(a)	7,900	981,338
Jernigan Capital, Inc.	52,000	1,003,080
Mack-Cali Realty Corp.	46,900	997,094
Mid-America Apartment Communities, Inc.	9,500	951,710
Paramount Group, Inc.	61,500	928,035
Prologis, Inc.	15,000	1,016,850
Retail Opportunity Investments Corp.	48,000	896,160
SL Green Realty Corp.	9,100	887,523
Taubman Centers, Inc.	15,000	897,450
Ventas, Inc.	16,300	886,394
Weyerhaeuser Co.	17,600	567,952
		19,964,758

Total Common Stocks (Cost $41,710,033)		44,771,098

Convertible Preferred Stocks: 1.02%

United States: 1.02%
Braemar Hotels & Resorts, Inc.
Series B, 5.500%(c)	25,100	$475,645

Total Convertible Preferred Stocks (Cost $612,589)		475,645

Total Investments: 96.39% (Cost $42,322,622)		45,246,743

Net Other Assets and Liabilities: 3.61%		1,696,500

Net Assets: 100.00%		$46,943,243

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,382,908, representing 2.95% of net assets.

(c)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
6/9/15 - 3/3/17	Braemar Hotels & Resorts, Inc.
	Series B, 5.500%(c)	$612,589	$475,645	1.01%
		$612,589	$475,645	1.01%

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 1) (Unaudited)

Salient International Small Cap Fund

September 30, 2018

		Value
	Shares	(See Note 1)

Common Stocks: 96.35%

Australia: 6.32%
carsales.com, Ltd.	74,534	$779,060
Domino’s Pizza Enterprises, Ltd.	25,711	988,733
Link Administration Holdings, Ltd.	216,165	1,215,663
OZ Minerals, Ltd.	187,552	1,264,887
REA Group, Ltd.	17,315	1,075,513
		5,323,856

Austria: 0.93%
Schoeller-Bleckmann Oilfield Equipment AG	7,115	780,239

Belgium: 2.93%
D’ieteren SA NV	15,955	702,451
KBC Ancora	21,478	1,091,744
Kinepolis Group NV	11,272	673,999
		2,468,194

Bermuda: 0.40%
Kosmos Energy, Ltd.(a)	36,000	336,600

Canada: 0.59%
Open Text Corp.	13,000	494,520

Denmark: 2.17%
Dfds A/S	18,001	891,236
Royal Unibrew A/S	11,377	937,027
		1,828,263

Finland: 2.29%
Huhtamaki OYJ	17,763	569,422
Valmet OYJ	60,769	1,355,378
		1,924,800

France: 5.68%
Elis SA	40,520	954,088
Fnac Darty SA(a)	11,105	876,111
Solutions 30 SE(a)	24,271	1,437,172
Teleperformance	8,027	1,514,460
		4,781,831

Germany: 3.66%
Deutz AG	89,216	794,491
Grenke AG	4,016	478,867

Jenoptik AG	16,151	595,193
Nemetschek SE	3,366	492,420
Scout24 AG	15,417	718,861
		3,079,832

Hong Kong: 3.58%
HKBN, Ltd.	551,000	944,569
Johnson Electric Holdings, Ltd.	360,000	1,016,306
Samsonite International SA	285,000	1,055,778
		3,016,653

Ireland: 4.41%
AerCap Holdings NV(a)	9,000	517,680
Dalata Hotel Group PLC	238,240	1,894,769
ICON PLC(a)	2,300	353,625
Smurfit Kappa Group PLC	23,999	949,050
		3,715,124

Israel: 0.58%
Elbit Systems, Ltd.	3,900	489,528

Italy: 2.25%
Credito Emiliano SpA	109,402	718,940
Datalogic SpA	32,616	1,179,614
		1,898,554

Japan: 30.84%
77 Bank, Ltd.	37,300	887,032
Aeon Delight Co., Ltd.	34,300	1,251,307
Alps Electric Co., Ltd.	40,900	1,038,879
cocokara fine, Inc.	8,000	513,290
DeNA Co., Ltd.	44,500	786,054
Dip Corp.	45,500	1,101,259
Don Quijote Holdings Co., Ltd.	30,900	1,563,765
Hoshizaki Corp.	8,307	859,799
Japan Hotel REIT Investment Corp.	1,434	1,043,758
Japan Petroleum Exploration Co., Ltd.	34,200	784,415
JTEKT Corp.	43,400	635,224
Kanamoto Co., Ltd.	23,500	833,524
Kenedix Retail REIT Corp.	510	1,092,088
Kewpie Corp.	38,600	893,487
Kinden Corp.	128,300	2,054,020
Kobe Bussan Co., Ltd.	21,000	1,193,980
Nisso Corp.	12,000	316,423
Otsuka Corp.	25,500	951,593
Pacific Metals Co., Ltd.	15,500	577,055
Persol Holdings Co., Ltd.	48,700	1,142,277
Pola Orbis Holdings, Inc.	18,200	664,760
Sodick Co., Ltd.	68,200	619,454
SUMCO Corp.	30,000	435,135
Sundrug Co., Ltd.	25,000	892,228
Tokyo Steel Manufacturing Co., Ltd.	51,500	377,117
Tokyo Tatemono Co., Ltd.	41,000	500,141
Toshiba Plant Systems & Services Corp.	52,700	1,126,171
Tsumura & Co.	27,800	959,127
YAMADA Consulting Group Co., Ltd.	37,300	871,274
		25,964,636

Netherlands: 2.55%
BE Semiconductor Industries NV	18,896	398,636
InterXion Holding NV(a)	5,100	343,230
TKH Group NV	16,833	947,882
uniQure NV(a)	12,600	458,514
		2,148,262

Norway: 1.28%
Aker ASA	11,944	1,077,180

Singapore: 1.10%
Keppel DC REIT	926,307	928,306

Spain: 2.01%
Ence Energia y Celulosa SA	87,191	885,790
NH Hotel Group SA	110,315	804,991
		1,690,781

Sweden: 4.26%
Concentric AB	39,133	629,657
Coor Service Management Holding AB	125,344	1,001,353
Husqvarna AB, Class B	123,476	1,051,729
Tele2 AB, Class B	75,432	908,165
		3,590,904

Switzerland: 3.87%
BKW AG	15,931	1,009,688
Bobst Group SA	7,484	585,665
Clariant AG	45,573	1,185,994
Logitech International SA	10,700	478,504
		3,259,851

United Kingdom: 14.65%
Arrow Global Group PLC	256,795	773,173
Ashmore Group PLC	129,974	616,646
BBA Aviation PLC	109,794	430,176
Card Factory PLC	80	206
Coats Group PLC	905,554	972,567
Essentra PLC	144,837	764,562
Jardine Lloyd Thompson Group PLC	78,353	1,936,297
LivaNova PLC(a)	4,000	495,880
On the Beach Group PLC, Class B	145,273	937,278
Pearson PLC	41,500	481,411
Polypipe Group PLC	209,029	970,462
RWS Holdings PLC	101,962	657,842
Safestore Holdings Plc	139,724	948,827
Spirax-Sarco Engineering PLC	5,186	493,439
Synthomer PLC	146,760	1,035,820
Vitec Group PLC	44,911	819,519
		12,334,105

Total Common Stocks (Cost $63,830,111)		81,132,019

Total Investments: 96.35% (Cost $63,830,111)		81,132,019

Net Other Assets and Liabilities: 3.65%	3,070,231

Net Assets: 100.00%	$84,202,250

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 1) (Unaudited)

Salient Select Income Fund

September 30, 2018

		Value
	Shares	(See Note 1)

Common Stocks: 19.60%

REITs-Apartments: 2.25%
Clipper Realty, Inc.	950,000	$12,853,500

REITs-Diversified: 1.95%
Colony Capital, Inc.(a)	943,700	5,747,133
Lexington Realty Trust	650,000	5,395,000
		11,142,133

REITs-Healthcare: 2.02%
Sabra Health Care REIT, Inc.(a)	500,000	11,560,000

REITs-Hotels: 3.98%
Apple Hospitality REIT, Inc.	430,100	7,522,449
Chatham Lodging Trust	726,300	15,172,407
		22,694,856

REITs-Mortgage: 1.56%
Exantas Capital Corp.(a)	810,000	8,893,800

REITs-Regional Malls: 1.37%
Taubman Centers, Inc.	130,500	7,807,815

REITs-Shopping Centers: 1.45%
DDR Corp.	620,000	8,301,800

REITs-Storage: 3.04%
Jernigan Capital, Inc.(a)	900,000	17,361,000

REITs-Warehouse/Industrial: 1.98%
STAG Industrial, Inc.(a)	410,000	11,275,000

Total Common Stocks (Cost $103,440,024)		111,889,904

Convertible Preferred Stocks: 23.70%

REITs-Diversified: 3.18%
Landmark Infrastructure Partners LP
Series C, 7.040%	109,335	2,520,172
Lexington Realty Trust(a)
Series C, 6.500%	316,455	15,661,358
		18,181,530

REITs-Hotels: 11.35%
Braemar Hotels & Resorts, Inc.(a)(b)
Series B, 5.500%	2,456,065	46,542,432
RLJ Lodging Trust(a)
Series A, 1.950%	704,000	18,289,920

		64,832,352

REITs-Industrial: 1.29%
QTS Realty Trust, Inc.
Series B, 6.500%	70,000	7,392,700

REITs-Shopping Centers: 3.95%
Ramco-Gershenson Properties Trust(a)
Series D, 7.250%	245,700	13,223,574
Wheeler Real Estate Investment Trust, Inc.
Series D, 8.750%	100,000	2,098,000
Series B, 9.000%	388,009	7,209,207
		22,530,781

REITs-Specialized: 3.93%
EPR Properties
Series C, 5.750%(a)	248,700	6,961,113
Series E, 9.000%	430,230	15,453,861
		22,414,974

Total Convertible Preferred Stocks (Cost $110,002,724)		135,352,337

Preferred Stocks: 47.53%

Oil, Gas & Consumable Fuels: 1.18%
TravelCenters of America LLC 8.250%	270,170	6,740,742

REITs-Diversified: 8.61%
Colony Capital, Inc.
Series H, 7.125%(a)	390,000	8,868,600
Series I, 7.150%	200,000	4,552,000
Series G, 7.500%(a)	300,000	7,122,000
CorEnergy Infrastructure Trust, Inc.
Series A, 7.375%	388,543	9,783,513
Global Net Lease, Inc.
Series A, 7.250%	356,663	8,941,541
Investors Real Estate Trust
Series C, 6.625%	80,000	1,980,000
Spirit Realty Capital, Inc.
Series A, 6.000%	200,000	4,560,000
Vornado Realty Trust
Series M, 5.250%	150,000	3,340,500
		49,148,154

REITs-Healthcare: 1.76%
Global Medical REIT, Inc.
Series A, 7.500%	400,000	10,044,000

REITs-Hotels: 3.75%
Hersha Hospitality Trust
Series E, 6.500%	269,408	6,217,937
Series C, 6.875%	275,000	6,756,750
Pebblebrook Hotel Trust(a)
Series D, 6.375%	149,900	3,732,510
Summit Hotel Properties, Inc.
Series E, 6.250%	200,000	4,720,000

		21,427,197

REITs-Industrial: 1.20%
Plymouth Industrial REIT, Inc.
Series A, 7.500%	174,967	4,348,787
Rexford Industrial Realty, Inc.
Series B, 5.875%	100,000	2,477,000
		6,825,787

REITs-Mortgage: 5.36%
iStar Financial, Inc.
Series I, 7.500%	275,200	6,681,856
Series G, 7.650%(a)	833,149	20,253,852
Series D, 8.000%(a)	147,757	3,693,925
		30,629,633

REITs-Office Property: 1.73%
Gramercy Property Trust
Series A, 7.125%	263,479	6,581,705
Highwoods Properties, Inc.
Series A, 8.625%	2,624	3,280,000
		9,861,705

REITs-Regional Malls: 1.22%
Washington Prime Group, Inc.(a)
Series I, 6.875%	340,669	6,983,715

REITs-Residential: 7.20%
American Homes 4 Rent(c)
Series H, 6.250%	200,000	5,042,000
Bluerock Residential Growth REIT, Inc.
Series D, 7.125%	165,000	3,978,167
Series C, 7.625%	143,300	3,675,645
Series A, 8.250%	200,000	5,155,740
UMH Properties, Inc.
Series C, 6.750%(a)	600,000	14,639,400
Series B, 8.000%(a)	329,000	8,613,549
		41,104,501

REITs-Shopping Centers: 9.82%
Cedar Realty Trust, Inc.
Series C, 6.500%	200,000	4,430,000
Kimco Realty Corp.
Series L, 5.125%	200,000	4,450,000
Pennsylvania Real Estate Investment Trust
Series D, 6.875%	200,000	4,324,000
Saul Centers, Inc.
Series D, 6.125%	375,000	8,681,250
Series C, 6.875%	452,083	11,324,679
Seritage Growth Properties
Series A, 7.000%	120,000	2,978,400
Urstadt Biddle Properties, Inc.
Series H, 6.250%	350,000	8,480,500
Series G, 6.750%	450,000	11,391,750
		56,060,579

REITs-Specialized: 2.72%
Farmland Partners, Inc.

Series B, 6.000%	666,627	15,505,744

REITs-Storage: 1.30%
National Storage Affiliates Trust
Series A, 6.000%	300,000	7,449,000

REITs-Warehouse/Industrial: 1.68%
Monmouth Real Estate Investment Corp.(a)
Series C, 6.125%	400,000	9,580,000

Total Preferred Stocks (Cost $272,096,058)		271,360,757
	Principal Amount

Convertible Corporate Bonds: 5.48%

REITs-Diversified: 5.48%
Consolidated-Tomoka Land Co., Sr. Unsec. Notes
4.500%, 03/15/20	$17,878,000	18,929,477

CorEnergy Infrastructure Trust, Inc., Sr. Unsec. Notes
7.000%, 06/15/20	10,614,000	12,344,262
		31,273,739

Total Convertible Corporate Bonds (Cost $27,605,038)		31,273,739

Corporate Bonds: 1.33%

Consumer Products: 1.33%
Land O’ Lakes, Inc.
7.000%, (d)	7,500,000	7,612,500

Total Corporate Bonds (Cost $7,500,000)		7,612,500
Total Investments: 97.64% (Cost $520,643,844)		557,489,237

Net Other Assets and Liabilities: 2.36%		13,452,925

Net Assets: 100.00%		$570,942,162

Percentages are stated as a percent of net assets.

(a)

Security, or portion of security, is being held as collateral for securities sold short or the line(s) of credit. At period end, the aggregate market value of those securities was $63,686,889, representing 11.15% of net assets.

(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c)	Non-income producing security.

(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $7,612,500, representing 1.33% of net assets.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
6/9/15 - 3/3/17	Braemar Hotels & Resorts, Inc.
	Series B, 5.500%(a)(b)	$60,454,536	$46,542,432	8.15%
		$60,454,536	$46,542,432	8.15%

Investment Abbreviations:

REIT - Real Estate Investment Trust

Sr. - Senior

Unsec. - Unsecured

Schedule of Investments (See Note 1) (Unaudited)

Salient Tactical Growth Fund

September 30, 2018

		Value
	Shares	(See Note 1)

Exchange-Traded Funds: 59.95%

SPDR® S&P 500® ETF Trust(a)	802,126	$233,194,071

Total Exchange-Traded Funds (Cost $202,179,206)		233,194,071

Total Investments: 59.95% (Cost $202,179,206)		233,194,071

Net Other Assets and Liabilities: 40.05%		155,795,902

Net Assets: 100.00%		$388,989,973

Percentages are stated as a percent of net assets.

(a)

The SPDR® S&P 500® ETF Trust Annual Report, along with the report of the independent registered public accounting firm, is included in the Security’s Form N-CSR available at “www.sec.gov”. As of September 30, 2018, the percentage of the Fund’s net assets invested in the SPDR® S&P 500® ETF Trust was 59.95%.

Investment Abbreviations:

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depository Receipts

Schedule of Investments (See Note 1) (Unaudited)

Salient Tactical Muni & Credit Fund

September 30, 2018

		Value
	Par Value	(See Note 1)

Short-Term Securities: 100.30%

FHLB, Discount Notes
0.295%, 10/12/18(a)	$3,900,000	$3,897,496
0.312%, 10/10/18(a)	27,275,000	27,260,681
0.553%, 10/17/18(a)	7,800,000	7,792,722

Total Short-Term Securities (Cost $38,952,001)		38,950,899

Total Investments: 100.30% (Cost $38,952,001)		38,950,899

Net Other Assets and Liabilities: (0.30)%		(118,075)

Net Assets: 100.00%		$38,832,824

Percentages are stated as a percent of net assets.

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

FHLB - Federal Home Loan Bank

Forward Funds

Notes to Schedules of Investments (Unaudited)

September 30, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or Salient Management may determine value based on quotes from dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c)	SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

(d)	FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e)	MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f)	SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

(g)	SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. No Funds held securities sold short as of September 30, 2018.

(h)	DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no futures contracts as of September 30, 2018.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. Salient Select Income Fund held purchased options during the nine months ended September 30, 2018.

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund there under. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Salient Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the nine months ended September 30, 2018, no Funds invested in swap agreements and no Funds held swap agreements at September 30, 2018.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of September 30, 2018, the Funds held no warrants.

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) LEVERAGE

Salient Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Salient Select Income Fund maintains a line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowing under this agreement. Salient Select Income Fund also maintains a separate line of credit with Société Générale. For borrowings under this agreement, the Fund is charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

Salient Select Income Fund has pledged a portion of its investment securities as the collateral for its lines of credit. As of September 30, 2018, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were $63,108,890 and $27,725,602, respectively.

2.	FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total

Salient Global Real Estate Fund

Common Stocks(a)	$44,771,098	$–	$–	$44,771,098

Convertible Preferred Stocks(a)	475,645	–	–	475,645

Total	$45,246,743	$–	$–	$45,246,743

Salient International Small Cap Fund

Common Stocks(a)	$81,132,019	$–	$–	$81,132,019

Total	$81,132,019	$–	$–	$81,132,019

Salient Select Income Fund

Common Stocks(a)	$111,889,904	$–	$–	$111,889,904

Convertible Preferred Stocks(a)	135,352,337	–	–	135,352,337

Preferred Stocks(a)	271,360,757	–	–	271,360,757

Corporate Bonds(a)	–	7,612,500	–	7,612,500

Convertible Corporate Bonds(a)	–	31,273,739	–	31,273,739

Total	$518,602,998	$38,886,239	$–	$557,489,237

Salient Tactical Growth Fund

Exchange-Traded Funds	$233,194,071	$–	$–	$233,194,071

Total	$233,194,071	$–	$–	$233,194,071

Salient Tactical Muni & Credit Fund

Short-Term Securities	$–	$38,950,899	$–	$38,950,899

Total	$–	$38,950,899	$–	$38,950,899

(a) For detailed descriptions of sector, industry, country, or state see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of September 30, 2018, there were no transfers between Level 1 and Level 2 securities.

For the nine months ended September 30, 2018, no Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

3.	AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

During the nine months ended September 30, 2018, Salient Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, change in unrealized appreciation/depreciation, shares and value of investment by each fund in affiliated companies for the nine months ended September 30, 2018 were as follows:

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 09/30/18	Dividend Income	Change in Unrealized Appreciation/ Depreciation	Realized Gain/(Loss)

Investments in affiliates no longer affiliated as of September 30, 2018

Common Stocks

Clipper Realty, Inc.	940,796	9,204	-	950,000	$12,853,500	$269,001	$3,375,562	$-
Jernigan Capital, Inc.	1,296,700	-	(396,700)	900,000	17,361,000	1,257,690	1,565,691	(1,252,995)

				Total	$30,214,500	$1,526,691	$4,941,253	$(1,252,995)

14.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Schedules of Investments were issued. Based on this evaluation, no adjustments were required to the Schedules of Investments as of September 30, 2018. However, the following are details relating to the subsequent events through the date the Schedules of Investments were issued.

The following information applies to Salient Tactical Muni & Credit Fund only:

Liquidation of Salient Tactical Muni & Credit Fund: On July 31, 2018, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), approved the liquidation of Salient Tactical Muni & Credit Fund. This Fund was liquidated pursuant to a Board-approved Plan of Liquidation on October 15, 2018 (the “Liquidation Date”). On the Liquidation Date, the Fund distributed pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

Item 2 – Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forward Funds

By:	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	November 27, 2018

By:	/s/ Barbara H. Tolle
Barbara H. Tolle Principal Financial Officer

Date:	November 27, 2018

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